Supplement to the
Fidelity® Environment and Alternative Energy Fund and Fidelity® Natural Resources Fund
April 29, 2021
Prospectus

Kevin Walenta no longer serves as portfolio manager of Fidelity® Environment and Alternative Energy Fund.

The following information replaces similar information for Fidelity® Environment and Alternative Energy Fund found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Asher Anolic (co-manager) has managed the fund since July 2021.

Julia Pei (co-manager) has managed the fund since August 2021.

The following information replaces the biographical information for Fidelity® Environment and Alternative Energy Fund found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Asher Anolic is co-manager of Fidelity® Environment and Alternative Energy Fund, which he has managed since July 2021. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Anolic has worked as a research analyst and portfolio manager.

Julia Pei is co-manager of Fidelity® Environment and Alternative Energy Fund, which she has managed since August 2021. Since joining Fidelity Investments in 2017, Ms. Pei has worked as a research analyst and portfolio manager. Prior to joining the firm, Ms. Pei served as an associate at Equity Group Investments from 2014 to 2016.

EAE-NRF-21-02 1.9903885.101	August 27, 2021